BERGER SMALL CAP VALUE FUND
                       INSTITUTIONAL SHARES

              SUPPLEMENT DATED FEBRUARY 19, 1998, TO
              THE PROSPECTUS DATED JANUARY 31, 1998

    At their meeting on February 19, 1998, the Trustees of the Berger Small Cap Value Fund (the "Fund") voted to increase to $250,000 the minimum initial purchase and minimum account balance requirements for the Institutional Shares class of the Fund. The increased minimums do not apply to accounts opened prior to February 19, 1998. Those accounts will remain subject to the minimum account balance requirements applicable to them at that time. Consequently, all shareholders who first open an account and purchase Institutional Shares after February 19, 1998, will be required to make a minimum initial investment of $250,000. In addition, the Fund will be authorized to redeem involuntarily all Fund shares held in the accounts of those shareholders if the account balance drops below $250,000, in accordance with the procedures described in the Prospectus for redemptions by the Fund. In light of the Trustees' action, all references in the Prospectus to $100,000 are amended to read $250,000. Sections 8 and 11 in the Prospectus are also amended accordingly.